EXHIBIT 4.1

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY, (B) THE TRANSACTION IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND REGULATIONS, (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE IN ACCORDANCE WITH (C) OR (D) ABOVE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

TEXAS RARE EARTH RESOURCES CORP.

WARRANTS
TO PURCHASE SHARES
OF COMMON STOCK OF
TEXAS RARE EARTH RESOURCES CORP.

CERTIFICATE NO.: ♦

Warrant to Purchase
♦ Shares of Common Stock
[DATE]
(“Issue Date”)

FOR VALUE RECEIVED, Texas Rare Earth Resources Corp., a Delaware corporation (the "Company"), hereby certifies that __________________________________, its successor or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, ♦ fully paid and non-assessable shares of common stock of the Company, par value $0.01 per share (the "Common Shares"), at a purchase price per Common Share equal to the Exercise Price (as hereinafter defined).

1.           Definitions.  (a)  The following terms, as used herein, have the following meanings:

"Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Exchange Act.

"Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in the City of New York, New York are authorized by law to close.

"Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

"Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the Financial Industry Regulatory Authority.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exercise Date” means the date a Warrant Exercise Notice is delivered to the Company in the manner provided in Section 9 below.

"Exercise Price" means $0.35.

"Expiration Date" means 5:00 p.m. (New York, New York Time) on December 7, 2020; provided that if such date shall not be a Business Day then the expiration date shall be 5:00 p.m. (New York, New York Time) on the next following Business Day.

"Initial Warrant Issuance Date" means the date hereof.

"Person" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Warrant Shares" means the Common Shares deliverable upon exercise of this Warrant, as adjusted from time to time.

2.           Exercise of Warrant.

(a)           Subject to Section 3, the Holder is entitled to exercise this Warrant in whole or in part at any time on or after the Initial Warrant Issuance Date until the Expiration Date.  To exercise this Warrant, the Holder shall execute and deliver to the Company this Warrant Certificate, including the Warrant Exercise Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price.  Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.  No fractional shares will be issued.

(b)           The Exercise Price may be paid to the Company in cash or by certified or official bank check or bank cashier's check payable to the order of the Company, or by wire transfer or by any combination of cash, check or wire transfer.

(c)           If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company.  The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

(d)           Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the Warrant Shares or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property to the Person or Persons entitled to receive the same.

(e)           In no event may the Holder exercise these Warrants in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “U.S. Securities Act”), or the Holder is a not a U.S. person (as defined in Regulation S of the U.S. Securities Act) exercising these Warrants in an “off shore transaction” in accordance with the requirements of Regulation S of the U.S. Securities Act.

3.           Exercise Restrictions.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Warrant Exercise Form, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other   securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.

Except as set forth in the preceding sentence, for purposes of this Section 3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 3 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Warrant Exercise Form shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.

In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 3, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 3 provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 3 shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this Section 3 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3 to correct this Section 3 (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 3 shall apply to a successor holder of this Warrant.

4.           Restrictive Legend.  Certificates representing Common Shares issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.

5.           Covenants of the Company.

(a)           The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant.  All such shares of Common Stock shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

(b)           The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)           Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the Warrant Shares issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Warrant Shares at such adjusted Exercise Price.

(d)           Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e)           The Company covenants that during the period the Warrant is outstanding, it will use its best efforts to comply with any and all reporting obligations under the Exchange Act.

(f)           The Company will take all such reasonable action as may be necessary (i) to maintain a market for its Common Stock in the United States and (ii) to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the market upon which the Common Stock may be listed.

(g)           The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business.

(h)           The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

6.           Registration.

(a)           Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

(b)           This Warrant is transferable by delivery to the Company of this Warrant Certificate with the Warrant Transfer Form affixed hereto duly executed and completed and, if necessary, accompanied by an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such transfer is not in violation of the U.S. Securities Act or any applicable state securities laws.

(c)           The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Warrants or Warrant Shares unless such securities are registered under the U.S. Securities Act and registered or qualified under any applicable state securities laws or such transfer is affected pursuant to an available exemption from registration.

7.           Anti-Dilution Provisions.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)           In case the Company shall (i) declare a dividend or make a distribution on its outstanding Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the number of Warrant Shares shall be proportionately adjusted to reflect such dividend, distribution, subdivision, reclassification or combination. For example, if the Company declares a 2 for 1 stock split and the number of Warrant Shares immediately prior to such event was 200,000, the number of Warrant Shares immediately after such event would be 400,000.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)           Whenever the number of Warrant Shares is adjusted pursuant to Subsection (a) above, the Exercise Price shall simultaneously be adjusted by multiplying the Exercise Price immediately prior to such event by the number of Warrant Shares immediately prior to such event and dividing the product so obtained by the number of Warrant Shares, as adjusted. If an Exercise Price has not yet been established, an adjustment thereof shall be deferred until one is established pursuant to the terms of this Warrant.

(c)           No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in such price; provided, however, that any adjustments which by reason of this Subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7 shall be made to the nearest cent or to the nearest share, as the case may be. No fractional shares of Common Stock are issuable upon exercise of this Warrant and any adjustment to the number of Warrant Shares shall be rounded to the nearest whole Warrant Share.

(d)           Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant to be mailed to the Holder.  The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

(e)           In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (a), above.

(f)           Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

(g)           In case at any time or from time to time conditions arise by reasons of action taken by the Company, which in the reasonable opinion of its Board of Directors, are not adequately covered by the provisions of Section 7 hereof, and which might materially and adversely affect the exercise rights of the Holder hereof, the Board of Directors shall appoint a firm of independent certified public accountants, which may be the firm regularly retained by the Company, which will give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of Section 7 necessary with respect to the Exercise Price then in effect and the number of Warrant Shares for which the Warrant is exercisable, so as to preserve, without dilution, the exercise rights of the Holder.  Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

8.           Loss or Destruction of Warrant.  Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

9.           Notices.  Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to TRER:                            Texas Rare Earth Resources Corp.
539 El Paso St.
Sierra Blanca, Texas 79851
Attention:  Daniel Gorski, CEO

With Copy to:                       Dorsey & Whitney LLP
1400 Wewatta Street, Suite 400
Denver, CO 80202
Fax:  303-629-3450
Attention:  Jason K. Brenkert, Esq

If to the Holder:                   at the address set forth on the last page of this Warrant.

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

10.           Rights of the Holder.  Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

11.           GOVERNING LAW.  THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ALASKA, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

12.           Amendments; Waivers.  Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

************

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of ________________, 2015.

TEXAS RARE EARTH RESOURCES CORP.

By:______________________________
Name:____________________________
Title:_____________________________

HOLDER:
______________________________
______________________________
______________________________
(Name and address)

WARRANT EXERCISE FORM

(To be executed only upon exercise of the Warrant)

To:           TEXAS RARE EARTH RESOURCES CORP.

The undersigned irrevocably exercises this Warrant for the purchase of _______________ shares (the "Shares") of common stock, par value $0.01 per share, of TEXAS RARE EARTH RESOURCES CORP. (the "Company") at $______________ per Share (the Exercise Price currently in effect pursuant to the Warrant).

The undersigned herewith makes payment of $_____________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company, by wire transfer to the Company or by any permitted combination of such cash, check or wire transfer), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

(Check one)

☐           The undersigned holder (i) at the time of exercise of these Warrants is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and is not exercising these Warrants on behalf, or for the account or benefit, of a person in the U.S. or a "U.S. person"; and (iii) did not execute or deliver this Warrant Exercise Form in the United States; or

☐           The undersigned was a subscriber for Units of the Company pursuant to which the undersigned received the Warrants and the undersigned hereby represents that: (i) the undersigned and any beneficial purchaser on whose behalf the undersigned purchased the Warrants pursuant to the offering of Units of the Company is an “accredited investor” as defined in Rule 501(a) under Regulation D under the U.S. Securities Act, and (ii) the representations and warranties made by the undersigned in the subscription agreement pursuant to which it purchased the Units, including the Warrants, are true and correct as of the date hereof in respect to the exercise of the Warrants; or

☐           The undersigned certifies that an exemption from registration under the U.S. Securities Act and any applicable state securities laws is available, and attached hereto is an opinion of counsel to such effect, it being understood that any opinion of counsel tendered in connection with the exercise of these Warrants must be in form and substance reasonably satisfactory to the Corporation.

The undersigned acknowledges that the certificates representing the Shares issuable upon exercise of this Warrant will bear a legend restricting their transfer under the U.S. Securities Act and applicable state securities laws.

Number of Common Shares beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

(SIGNATURE ON NEXT PAGE)

Date: ___________________________

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Securities and/or check to be issued to:______________________________________

Please insert social security or identifying number:_____________________________

Name:________________________________________________________________

Street Address:_________________________________________________________

City, State and Zip Code:__________________________________________________

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:___________________________________________

Please insert social security or identifying number:_______________________________

Name:________________________________________________________________

Street Address:_________________________________________________________

City, State and Zip Code:__________________________________________________

WARRANT TRANSFER FORM

 Dated ___________ ___, _____

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "Assignee"),

(please type or print in block letters)

(insert address)

its right to purchase up to shares of Common Stock represented by these Warrants and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature:____________________________________________

DATED this ____ day of_________________, 20____.\

SPACE FOR GUARANTEES OF SIGNATURES BELOW	)
)
)
)
Signature of Transferor	)
)
)
Guarantor's Signature/Stamp	)
)
)
Name of Transferor	)

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever.  The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.  As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE MSP).  Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program.  The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding United States affiliate which is a member of an acceptable Medallion Signature Guarantee Program.  The corresponding affiliate will arrange for the signature to be over-guaranteed

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN COMPLIANCE

WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES.

To be completed by transferee.

In connection with this transfer: (check one):

______
The undersigned transferee hereby certifies that (i) it is not a U.S. Person and was not offered the Warrants while in the United States and did not execute this certificate while within the United States, (ii) it is not acquiring any of the Warrants represented by this Warrant Certificate by or on behalf of any U.S. person or person within the United States, and (iii) it has in all other respects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “US Securities Act”), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect.

______
The undersigned transferee is delivering a written opinion of U.S. counsel to the effect that this transfer of Warrants has been registered under the US Securities Act or are exempt from registration thereunder.

Transferee Name: ___________________________
Signature:_________________________________
By:__________________________
Title:_________________________